SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 23, 2003
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                        (Date of earliest event reported)


                                BSB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                             0-17177                          16-1327860
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


58-68 Exchange Street, Binghamton, New York                                13901
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(Address of principal executive offices)                              (Zip Code)


                                 (607) 779-2525
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE
             -------------------------------------------------------------------

         This Amendment hereby amends and supplements the Current Report on Form 8-K filed by BSB Bancorp, Inc. (the "Company") on May 26, 1999 by adding the following paragraph to the end of Item 5 thereof:

         On December 23, 2003, the Company and Partners Trust Financial Group, Inc. ("Partners Trust") entered into a definitive merger agreement, pursuant to which Partners Trust will acquire all of the outstanding shares of the Company (the "Merger"). In connection with the Merger, the Company has entered into an Amendment to Rights Agreement (the "Rights Agreement Amendment"). The Rights Agreement Amendment is attached as Exhibit 99.1.1 hereto and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
             -------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) This Amendment hereby amends and supplements the Current Report on Form 8-K filed by the Company on May 26, 1999 by adding the following to Item 7 thereof:

         Exhibit No.                Description
         -----------                -----------
         99.1.1                     Amendment to Rights Agreement, dated as
                                    of December 23,  2003, between BSB Bancorp,
                                    Inc. and American Stock Transfer & Trust
                                    Company, as Rights Agent.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BSB BANCORP, INC.


                                            By:  /s/ LARRY G. DENNISTON
                                                 -------------------------------
                                            Name:  Larry G. Denniston
                                            Title: Senior Vice President and
                                                   Corporate Secretary

Date:  January 5, 2004

                                  EXHIBIT INDEX



         Exhibit No.                Description
         -----------                -----------
         99.1.1                     Amendment to Rights Agreement, dated as of
                                    December 23, 2003, between BSB Bancorp, Inc.
                                    and American Stock Transfer & Trust Company, as Rights Agent.